EXHIBIT 3

                          DIRECTOR ACCEPTANCE LETTER BY
                                JOSEPH MONTEROSSO

                                November 25, 1996



Board of Directors
NuOasis Gaming, Inc.
2 Park Plaza, Suite 470
Irvine, CA  92614

Gentlemen:

I hereby accept my nomination and appointment as a Director of NuOasis Gaming, Inc. to be effective as of the date hereof.

Very truly yours,



/s/  Joseph Monterosso
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     Joseph Monterosso